PROSPECTUS

FEBRUARY 3, 2006

CASH ACCUMULATION TRUST/
LIQUID ASSET FUND

FUND TYPE

Money Market

OBJECTIVE

Current income to the extent consistent with preservation of capital and liquidity

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

Table of Contents

1	Risk/Return Summary

1	Investment Objective and Principal Strategies

1	Principal Risks

2	Evaluating Performance

3	Fees and Expenses

5	How the Fund Invests

5	Investment Objective and Policies

7	Other Investments and Strategies

8	Investment Risks

10	How the Fund is Managed

10	Board of Trustees

10	Manager

11	Subadviser

12	Distributor

12	Disclosure of Portfolio Holdings

13	Fund Distributions and Tax Issues

13	Distributions

13	Tax Issues

15	How to Buy and Sell Shares of the Fund

15	How to Buy Shares

16	How to Sell Your Shares

18	Telephone Redemptions or Exchanges

19	Expedited Redemption Privilege

20	Financial Highlights

For More Information (Back Cover)

Risk/Return Summary

This section highlights key information about the Liquid Assets Fund, which we refer to as "the Fund." Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is current income to the extent consistent with preservation of capital and liquidity. This means we look for investments that we think will provide a high level of current income. To achieve our objective, we invest in short-term money market instruments such as obligations issued by the U.S. Government, its agencies and instrumentalities, commercial paper, asset-backed securities, funding agreements, variable rate demand notes, bills, notes and other obligations issued by banks, corporations and other companies, obligations issued by foreign banks, companies or foreign governments, and municipal notes. The Fund will invest only in instruments with remaining maturities of thirteen months or less and which are denominated in U.S. dollars. The Fund may invest in longer-term securities that are accompanied by demand features, which will shorten the effective maturity of the securities to thirteen months or less. While we make every effort to achieve our objective and maintain a share value, which we refer to as "net asset value" or NAV, of $1 per share, we can't guarantee success.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Since the Fund invests in debt obligations, there is the risk that the value of a particular obligation could go down. Debt obligations are generally subject to credit risk — the risk that the issuer of a particular security may be unable to make principal and interest payments when they are due, and market risk — the risk that the securities could lose value because interest rates change or investors lose confidence in the ability of issuers in general to pay back their debt. With respect to the Fund's investments in certain asset-backed securities, there is a risk of prepayment, which means that if the underlying obligations are paid before they are due, the security may discontinue paying an attractive rate of interest.

The Fund's investment in foreign securities involves additional risks. For example, foreign banks and companies generally are not subject to regulatory requirements comparable to those applicable to U.S. banks and companies. In addition, political developments and changes in currency rates may adversely affect the value of foreign securities. In all cases, however, we invest only in U.S. dollar denominated-securities.

Money Market Funds

Money market funds — which hold high-quality short-term debt obligations — provide investors with a lower risk, highly liquid investment option. These funds attempt to maintain a net asset value of $1 per share, although there can be no guarantee that they will always be able to do so.

Risk/Return Summary

There is also a risk that we will sell a security for a price that is higher or lower than the value attributed to the security through the amortized cost valuation procedures we follow. Such an event could affect our ability to maintain a NAV of $1 per share.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of an investment at $1 per share, it is possible to lose money by investing in the Fund. For more detailed information about the risks associated with the Fund, see "How the Fund Invests — Investment Risks."

EVALUATING PERFORMANCE

A number of factors — including risk — affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation. The tables below compare the Fund's average annual returns and yield with those of a group of similar funds. The bar chart and tables below demonstrate the risk of investing in the Fund by showing how returns can change from year to year. Past performance is not necessarily an indication that the Fund will achieve similar results in the future. For current 7-day yield information, you can call us at (800) 225-1852.

Annual Returns (as of 12/31/04)

BEST QUARTER: 1.71% (4th quarter of 2000) WORST QUARTER: 0.21% (1st quarter of 2004)

Average Annual Total Returns (as of 12/31/04)

	One Year	Five Years	Since Inception
Fund Shares[1]	1.26%	2.91%	3.60%	(since 12-22-97)
Lipper Average[2]	1.00	2.67	N/A
7-Day Yield[1] (as of 12/31/04)
Fund Shares	2.21%
iMoneyNet, Inc. Prime Retail Universe Average[3]	1.40%

1  The Fund's returns and yield are after deduction of expenses. The total return of the Fund's shares from 1-1-05 to 9-30-05 was 2.17%.

2  The Lipper Average is based upon the average return of all mutual funds in the Lipper U.S. Taxable Money Market Funds category. The return is after deduction of expenses. Source: Lipper Inc.

3  The iMoneyNet, Inc. reports a 7-day current yield on Tuesdays. This is the data of all funds in the iMoneyNet, Inc. Prime Retail Universe Average category as of December 28, 2004.

FEES AND EXPENSES

This table shows the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sale proceeds)	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None
Redemption fees	None
Exchange fee	None

Annual Fund Operating Expenses (deducted from Fund assets)

Management fees	.03%[1]
+ Distribution and service (12b-1) fees	None
+ Other expenses	.10%
= Total annual Fund operating expenses	.13%[1]

1  The fees paid by the Fund to the Manager and the Fund's other affiliated service providers are limited to reimbursement for direct costs, excluding any profit or overhead up to a maximum of .39% of average daily net assets, pursuant to agreements with the Fund. Management fees and total annual Fund operating expenses reflect these fees for the Fund's fiscal year ended September 30, 2005.

Risk/Return Summary

Example

This example will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Fund shares	$13	$42	$73	$166

How the Fund Invests

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is current income to the extent consistent with preservation of capital and liquidity. This means we seek investments that will provide a high level of current income. While we make every effort to achieve our objective, we can't guarantee success. Our investment objective is a fundamental investment policy, which means that it cannot be changed without shareholder approval.

We invest in a diversified portfolio of short-term debt obligations which include, but are not limited to, obligations issued by the U.S. Government, its agencies and instrumentalities, as well as commercial paper, asset-backed securities, funding agreements, variable rate demand notes, bills, notes and other obligations issued by banks, corporations and other companies (including trust structures), obligations issued by foreign banks, companies or governments, and municipal notes.

The Fund invests in high-quality money market instruments to try to provide investors with current income while maintaining a stable NAV of $1 per share. We manage the Fund to comply with specific rules designed for money market mutual funds. This means that we manage its portfolio to comply with the requirements of Rule 2a-7 under the Investment Company Act as amended (the 1940 Act). As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments we purchase present "minimal credit risk" and are "eligible securities." An "eligible security" for this purpose means a security: (1) rated in one of the two highest short-term rating categories by at least two nationally recognized statistical rating organizations (NRSROs) or, if only one NRSRO has rated the security, so rated by that NRSRO; (2) rated in one of the three highest long-term rating categories by at least two NRSROs or, if only one NRSRO has rated the security, so rated by that NRSRO; or (3) if unrated, of comparable quality as determined by the Fund's investment adviser. All securities that we purchase will be denominated in U.S. dollars.

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations. An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of underlying assets, such as mortgages, loans and credit card receivables. Certificates of deposit, time deposits, bankers' acceptances and bank notes are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased

How the Fund Invests

by money market funds, funding agreements will typically be short-term and provide an adjustable rate of interest.

Debt obligations in general, including those listed above and any others that we may purchase, are written promises to repay a debt. Among the various types of debt securities we may purchase, the terms of repayment may vary, as may the commitment of other parties to honor the obligations of the issuer of the security. We may purchase securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or "matures." This means that longer-term securities can be purchased because we can demand repayment of the obligation at an agreed price within a relatively short period of time. This procedure follows the rules applicable to money market mutual funds.

Foreign securities and foreign markets involve additional risk. Foreign laws and accounting standards typically are not as strict as they are in the U.S. Foreign fixed income and currency markets may be less stable than U.S. markets. Changes in the exchange rates of foreign currencies can affect the value of foreign securities.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing money market mutual funds.

Any of the money market instruments that the Fund may purchase may be accompanied with the right to resell the instrument prior to the instrument's maturity. In addition, we may separately purchase rights to resell these instruments. These rights are referred to as "puts" and are acquired by the Fund to protect against a possible decline in the market value of the securities to which the puts relate in the event of interest rate fluctuations, to shorten the effective maturity of a security and to provide the Fund with liquidity to meet shareholder redemption requests.

The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Trustees (the Board) of Cash Accumulation Trust can change investment policies that are not fundamental. For more information see the Statement of Additional Information (SAI), "Description of the Funds, Their Investments and Risks" and "Investment Restrictions." The SAI contains more information about the Fund.

OTHER INVESTMENTS AND STRATEGIES

The Fund may also invest in debt obligations issued by the U.S. Treasury. Treasury securities have varying interest rates and maturities, but they are all backed by the full faith and credit of the U.S. Government.

The U.S. Treasury sometimes "strips" Treasury debt obligations into their component parts: the Treasury's obligation to make periodic interest payments and its obligation to repay the amount borrowed. These stripped securities are sold to investors separately. Stripped securities do not make periodic interest payments. They are usually sold at a discount and then redeemed for their face value on their maturity dates. These securities increase in value when interest rates fall and lose value when interest rates rise. However, the value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional bonds. The Fund may try to earn money by buying stripped securities at a discount and either selling them after they increase in value or holding them until they mature.

The Fund may also invest in other debt obligations issued or guaranteed by the U.S. Government and government-related entities. Some of these debt securities are backed by the full faith and credit of the U.S. Government, such as obligations of the Government National Mortgage Association (GNMA or Ginnie Mae). Debt securities issued by other government entities, such as obligations of the Federal National Mortgage Association (FNMA or Fannie Mae) and the Student Loan Marketing Association (SLMA or Sallie Mae), are not backed by the full faith and credit of the U.S. Government. However, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. In contrast, the debt securities of other issuers whose security we buy, such as the Farm Credit System, depend entirely upon their own resources to repay their debt and are subject to the risk of default like private issuers.

The Fund may also use repurchase agreements, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund.

The Fund may use reverse repurchase agreements, where we borrow money on a temporary basis by selling a security with an obligation to repurchase it at an agreed-upon price at a stated time.

The Fund may also purchase money market obligations on a "when-issued" or "delayed-delivery" basis. When the Fund makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. The Fund does not earn interest income until the date the obligations are delivered.

How the Fund Invests

The Fund may purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, generally they may be beneficial when interest rates are rising because of the additional return the Fund will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Fund.

The Fund also follows certain policies when it borrows money (the Fund can borrow up to 33 1/3% of the value of its total assets and may pledge up to 33 1/3% of its total assets to secure these borrowings); lends its securities to others (the Fund may lend up to 33 1/3% of the value of its total assets, including collateral received in the transaction); and holds illiquid securities (the Fund may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means that they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI, "Investment Restrictions."

INVESTMENT RISKS

As noted previously, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes.

The Fund's investments in money market instruments involve both credit risk — the possibility that the issuer will default, and market risk — the risk that an instrument will lose value because interest rates change or investors lose confidence in the ability of issuers in general to pay back their debt. To limit these risks, we invest only in high-quality securities with maturities or effective maturities not exceeding 13 months.

Foreign securities and foreign markets involve additional risk. Foreign laws and accounting standards typically are not as strict as they are in the U.S. Foreign fixed-income and currency markets may be less stable than U.S. markets. Changes in the exchange rates of foreign currencies can affect the value of foreign securities.

This chart outlines the key risks and potential rewards of the Fund's principal strategies. The investment types are listed in the order in which they normally will be used by the investment adviser. Unless otherwise noted, the Fund's ability to engage in a particular type of investment is expressed as a percentage of total assets. For more information, see "Description of the Funds, Their Investments and Risks" in the SAI.

Investment Type

% of Fund's Total Assets	Risks	Potential Rewards
High-quality money market obligations Up to 100%	■ Credit risk — the risk that default of an issuer would leave the Fund with unpaid interest or principal
	■ Market risk — the risk that the obligations may lose value because interest rates change or there is a lack of confidence in a group of borrowers or in an industry	■ A source of regular interest income ■ May be more secure than stock and other equity securities since corporate issuers must pay their debts before they pay dividends

Money market obligations of foreign issuers (U.S. dollar-denominated) Up to 100%	■ Foreign markets, economies and political systems may not be as stable as those of the U.S. ■ Differences in foreign laws, accounting standards, public information and custody and settlement practices	■ Investors may realize higher returns based upon higher interest rates paid on foreign investments
■ Increased diversification by expanding the allowable choices of high-quality money market obligations

Illiquid securities Up to 10% of net assets	■ May be difficult to value ■ May be difficult to sell at the time or price desired	■ May offer a more attractive yield or potential for growth than more widely traded securities

How the Fund is Managed

BOARD OF TRUSTEES

The Board oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies for the Fund. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

MANAGER

Prudential Investments LLC (PI or the Manager)
100 Mulberry Street, Gateway Center Three
Newark, NJ 07102

Under a management agreement with the Fund, PI manages the Fund's investment operations and administers its business affairs. PI is also responsible for supervising the Fund's Subadviser. For the fiscal year ended September 30, 2005, the Fund paid PI management fees of .03% of the Fund's average daily net assets.

PI and its predecessors have served as manager or administrator to investment companies since 1987. As of September 30, 2005, PI, a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential), served as the manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $93.8 billion.

Subject to the supervision of the Board, Pl is responsible for conducting the initial review of prospective investment advisers for the Fund. In evaluating a prospective subadviser, Pl considers many factors, including the firm's experience, investment philosophy and historical performance. Pl is also responsible for monitoring the performance of the Fund's Subadviser.

Pl and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (SEC or the Commission) that generally permits Pl to enter into or amend agreements with subadvisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with a subadviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new subadvisers or material amendments to subadvisory agreements pursuant to the Order.

SUBADVISER

Prudential Investment Management, Inc. (PIM or the Subadviser), is the Fund's Subadviser and has served as an investment adviser to investment companies since 1984. Its address is 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. PI has responsibility for all investment advisory services, supervises PIM and pays PIM for its services.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreements is available in the Fund's annual report (for any agreements approved during the six-month period ended September 30, 2005) and will be available in the Fund's semi-annual report (for any agreements approved during the six-month period ended March 31, 2006).

Portfolio Managers Joseph Tully, Manolita Brasil, Robert Browne and Douglas Spratley of PIM's Fixed Income Group (PIM Fixed Income Group) are responsible for the day-to-day management of the Fund.

Joseph M. Tully is Managing Director and Head of PIM's Money Markets Team, overseeing PIM Fixed Income Group's taxable and tax-exempt money markets portfolios. Mr. Tully has 22 years of experience managing short-term fixed income investments as well as extensive background as a credit analyst of domestic and foreign banks. Prior to joining Prudential in 1987, Mr. Tully worked for Merrill Lynch Asset Management as portfolio manager and senior bank credit analyst. Previously, he was assistant national bank examiner for the Office of the Comptroller of the Currency.

Manolita Brasil is Vice President and money markets portfolio manager for PIM Fixed Income Group. She is responsible for managing taxable money markets funds. In addition, Ms. Brasil coordinates credit research for commercial paper and other short-term instruments. Ms. Brasil has been managing money markets portfolios for Prudential Fixed Income Group since 1988. She previously managed the money markets support staff. Ms. Brasil joined Prudential in 1979.

Robert T. Browne is Vice President and money markets portfolio manager for PIM Fixed Income Group. He is responsible for managing taxable money markets portfolios. Prior to assuming his current position in 1995, Mr. Browne spent two years analyzing and trading currency and global bonds as well as handling operations, marketing, compliance and business planning functions. Mr. Browne joined Prudential in 1989.

Douglas Spratley, CFA is a Senior Associate and money markets portfolio manager for PIM Fixed Income Group. He is responsible for managing short-term portfolios and for trading repurchase agreements. Prior to assuming his current position in 1998,

How the Fund is Managed

Mr. Spratley was an investment analyst for the Prudential Capital Group. He joined Prudential in 1992.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS does not receive any compensation from the Fund for distributing its shares.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is described in the Fund's SAI and on the Fund's website at www.jennisondryden.com. The Fund will provide a full list of its portfolio holdings as of the end of each month on its website within approximately 30 days after the end of the month. In addition, the Fund may release its top ten holdings, sector and country breakdowns, and largest industries on a monthly basis. Such information will be posted to the Fund's website no earlier than 15 days after the end of each month and will be available on the Fund's website for at least six months from the posting date. These postings can be located at www.jennisondryden.com.

Fund Distributions and Tax Issues

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes dividends and capital gains, if any, to shareholders. These distributions are subject to income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA), or some other qualified or tax-deferred plan or account.

The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

The Fund distributes dividends of any net investment income to shareholders every month. The dividends you receive from the Fund will be subject to taxation, whether or not they are reinvested in the Fund.

Although the Fund is not likely to realize capital gains because of the types of securities we purchase, any realized net capital gains will be paid to shareholders — typically once a year. Capital gains are generated when the Fund sells its assets for a profit.

For your convenience, Fund distributions of dividends and net capital gains are automatically reinvested in the Fund. If you ask us to pay the distributions in cash, we will wire the distribution to your bank account instead of purchasing more shares of the Fund. Either way, the distributions are subject to income tax unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 3: Additional Shareholder Services" in the next section.

TAX ISSUES
Form 1099

Every year, you will receive a Form 1099, which reports the amount of taxable dividends and capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

Fund distributions of taxable income are generally taxable in the calendar year in which they are received, except when we declare certain dividends in October, November or December of a calendar year and actually pay them in January of the

Fund Distributions and Tax Issues

following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

Withholding Taxes

If federal tax law requires you to provide the Fund with your tax identification number and certifications as to your tax status, and if you fail to do this, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your taxable distributions.

Taxation of Foreign Shareholders

For a discussion regarding the taxation of foreign shareholders, please see the SAI "Taxes, Dividends and Distributions — Foreign Shareholders."

How to Buy and Sell Shares of the Fund

HOW TO BUY SHARES

In order to buy shares of the Fund, the following steps need to be taken: Step 1: Open an Account; Step 2: Understanding the Price You'll Pay; and Step 3: Additional Shareholder Services. Each of these steps is described below.

Step 1: Open an Account

Shares of the Fund are available to Wachovia Securities clients with ERISA or IRA accounts participating in any of its investment advisory programs.

To participate in any of these programs, you must be an Eligible Benefit Plan. Eligible Benefit Plans are:

■  employee benefit plans as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (ERISA) other than government plans as defined in Section 3(32) of ERISA and church plans as defined in Section 3(33) of ERISA;

■  pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code);

■  deferred compensation and annuity plans under Section 457 or 403(b)(7) of the Internal Revenue Code; and

■  Individual Retirement Accounts (IRAs) as defined in Section 408(a) of the Internal Revenue Code.

Eligibility to participate in any of these programs is within the discretion of Wachovia Securities. You should contact a Wachovia Securities Financial Advisor for more information. We have the right to reject any purchase order or suspend or modify the sale of Fund shares.

Step 2: Understanding the Price You'll Pay

When you invest in a mutual fund, you buy shares of that fund. Shares of a money market fund, like the Fund, are priced differently than shares of common stock and other securities.

The share value of a mutual fund — known as the Net Asset Value or NAV — is determined by a simple calculation: it's the total value of the fund (assets minus liabilities) divided by the total number of shares outstanding. In determining NAV, the Fund values its securities using the amortized cost method. The Fund seeks to maintain a NAV of $1.

We determine the NAV of our shares once each business day at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. New York time, on days that the NYSE is open for trading. Your purchase order or redemption request must be received by 4:00 p.m. New York time, in order to receive the NAV for that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York

How to Buy and Sell Shares of the Fund

time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE. The NYSE is closed on most national holidays and Good Friday. We may not determine NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect the NAV.

Step 3: Additional Shareholder Services

As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out — or distributes — its net investment income and net capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV. If you want your distributions paid in cash, you can indicate this preference on your application, or notify your Wachovia Securities Financial Advisor at least five business days before the date we determine who receives dividends.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions.

When you sell shares of the Fund — also known as redeeming your shares — the price you will receive will be the NAV next determined after we receive your order to sell. Wachovia Securities must receive an order to sell by 4:00 p.m. New York time to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. The NYSE is closed on most national holidays and Good Friday. We may not determine NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of a Fund's portfolio do not affect the NAV.

Generally, we will pay you for the shares that you sell within seven days after we receive your sell order.

Restrictions on Sales

There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares — Sale of Shares."

Redemption in Kind

If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

Payments to Financial Services Firms

The Manager, Distributor or their affiliates have entered into revenue sharing or other similar arrangements with financial services firms, including affiliates of the Manager. These revenue sharing arrangements are intended to promote the sale of Fund shares or to compensate the financial services firms for marketing or marketing support activities in connection with the sale of Fund shares. Revenue sharing payments may be used by financial services firms in a variety of ways, including defraying costs incurred by the firms to educate their registered representatives about the Fund, as well as defraying costs incurred by the firms in providing or facilitating shareholder recordkeeping as well as the servicing or maintenance of shareholder accounts.

In exchange for revenue sharing payments, the Fund may receive placement on a financial service firm's preferred or recommended product list. Financial services firms and registered representatives participating in a revenue sharing program may receive greater compensation for selling shares of the Fund than for selling other mutual funds, and your individual registered representative may receive some or all of the revenue sharing amounts paid to the firm that employs him or her. Revenue sharing payments may provide an incentive for financial services firms and their registered representatives to recommend or sell shares of the Fund to you and in doing so may create conflicts of interest between the firms' financial interests and their duties to customers. In exchange for revenue sharing payments, the Fund also may receive preferred access to registered representatives of a financial services firm (for example, the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial services firm (for example, the ability to advertise to the firm's customers).

Payments under revenue sharing arrangements are made out of the Manager's or Distributor's own resources and without additional direct cost to the Fund or its shareholders. Revenue sharing payments may be in addition to the sales charges (including Rule 12b-1 fees) or other amounts paid by the Fund, which are also used to

How to Buy and Sell Shares of the Fund

compensate financial services firms and their registered representatives for the marketing and distribution of the Fund.

Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular financial services firm. Revenue sharing payments may also be based on other criteria or factors, such as a percentage of a registered representative's charges applicable to the sale of Fund shares, a networking fee based on the number of accounts at the firm holding shares of the Fund, a periodic flat fee for set-up and maintenance of the Fund on the computer systems of a financial services firm, or a flat fee for marketing services, such as access to registered representatives. Specific payment formulas are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The amount of revenue sharing also may vary based on the class of shares purchased.

No one factor is determinative of the type or amount of additional compensation to be provided. Please contact your financial services provider for details about any revenue sharing payments it may receive.

Frequent Purchases and Redemptions of Fund Shares

Since the Fund is a money market fund that is generally not designed for long-term investing, and frequent purchases and redemptions of the Fund's shares generally do not present risks to other shareholders of the Fund, the Board has determined that, at the present time, the Fund need not adopt policies and procedures to prevent against frequent purchases and redemptions.

TELEPHONE REDEMPTIONS OR EXCHANGES

You may redeem or exchange your shares in any amount by calling the Fund at (800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares — Sale of Shares — Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

Financial Highlights

The financial highlights below are intended to help you evaluate the Fund's financial performance for the last 5 years. The total return in the chart represents the rate that a shareholder would have earned on an investment in the Fund, assuming investment at the start of the period, reinvestment of all dividends and other distributions and sale at the end of the period.

A copy of the Fund's annual report, along with the Fund's audited financial statements and report of its independent registered public accounting firm, is available upon request, at no charge, as described on the back cover of this prospectus.

The financial highlights for the fiscal years ended September 30, 2005 and 2004 were derived from the financial statements audited by KPMG LLP, independent registered public accounting firm, whose reports were unqualified. The financial highlights for the years ending prior to September 30, 2004 were audited by another independent registered public accounting firms whose reports on those financial statements were unqualified.

Liquid Assets Fund (fiscal years ended 9-30)

Per Share Operating Performance	2005	2004	2003	2002	2001
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income and net realized gains	.03	.01	.01	.02	.05
Dividends and distributions to shareholders	(.03)	(.01)	(.01)	(.02)	(.05)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[1]	2.67%	1.00%	1.14%	2.04%	5.33%
Ratios/Supplemental Data
Net assets, end of year (000)	$900,129	$472,927	$419,174	$512,017	$556,572
Average net assets (000)	$679,599	$427,578	$434,433	$508,258	$486,816
Ratios to average net assets:
Expenses	.13%	.23%	.28%	.23%	.21%
Net investment income	2.78%	1.02%	1.13%	1.99%	5.16%

1  Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year presented and includes reinvestment of dividends and distributions.

Notes

FOR MORE INFORMATION

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

■  MAIL

Prudential Mutual
Fund Services LLC
PO Box 8098
Philadelphia, PA 19176

■  TELEPHONE

(800) 225-1852
(973) 367-3529 (from
outside the U.S.)

■  WEBSITES

www.jennisondryden.com

www.strategicpartners.com

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

■  OUTSIDE BROKERS SHOULD CONTACT:

Prudential Investment
Management Services LLC
PO Box 8310
Philadelphia, PA 19176

■  TELEPHONE

(800) 778-8769

You can also obtain copies of Fund documents from the SEC as follows:

■  MAIL

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

■  ELECTRONIC REQUEST

publicinfo@sec.gov
Note: The SEC charges a fee to copy documents

■  IN PERSON

Public Reference Room in Washington, DC
For hours of operation and location, call (202) 942-8090

■  VIA THE INTERNET

on the EDGAR database at http://www.sec.gov

Additional information about the Fund's investments is included in the Annual and Semiannual Reports. These reports and the Statement of Additional Information contain additional information. Shareholders may obtain free copies of the SAI, Annual Report and Semiannual Report as well as other information about the Fund and may make other shareholder inquiries through the telephone number, address and website listed above.

■  STATEMENT OF
ADDITIONAL INFORMATION (SAI)

(incorporated by reference into this prospectus)

■  ANNUAL REPORT

(contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)

■  SEMIANNUAL REPORT

Cash Accumulation Trust/
Liquid Asset Fund

NASDAQ	PLQXX
CUSIP	147541502

MF175A  The Investment Company Act File Number for Cash Accumulation Trust is 811-4060.